                                                                   EXHIBIT 10.1
                               PROSOURCE, INC.
                        1997 DIRECTORS STOCK OPTION PLAN


            SECTION 1. PURPOSE

            The purposes of the Plan are to assist the Company in (i) promoting a greater identity of interests between the Company's stockholders and its directors who are not employees of the Company or Onex, and (ii) attracting and retaining directors by affording them an opportunity to share in the future success of the Company.

            SECTION 2. DEFINITIONS

            "Act" shall mean the Securities Exchange Act of 1934, as amended.

            "Board" shall mean the Board of Directors of the Company.

            "Change of Control" shall mean the occurrence of any of the following events:

            (i) An acquisition, after the effective date of the Plan, by any individual, entity or group (within the meaning of Section 13(d) (3) or 14(d)(2) of the Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Act) of 20% or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); excluding, however, the following: (1) any acquisition directly from the Company, other than an acquisition pursuant to the conversion, exchange or exercise, as the case may be, of options, warrants or other securities convertible into or exchangeable or exercisable for Common Stock or voting securities of the Company, unless the security being so converted, exchanged or exercised was itself acquired from the Company, (2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (4) any acquisition by any Person pursuant to a transaction which complies with clauses (1), (2) and (3) of subsection (iii) of this definition; or

            (ii) A change in the composition of the Board such that the individuals who, as of the effective date of the Plan, constitute the Board (such Board shall be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this definition, that any individual who becomes a member of the Board subsequent to such effective date, whose election or nomination for election by the Company's stockholders was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board; or

            (iii) The approval by the stockholders of the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Corporate Transaction"); excluding, however, any Corporate Transaction pursuant to which (1) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the then outstanding shares of Company Common Stock (the "Outstanding Company Common Stock") and Outstanding Company Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the company resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (2) no Person (other than the Company, any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or such corporation resulting from such Corporate Transaction) will beneficially own, directly or indirectly, 20% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors except to the extent that such ownership existed with respect to the Company prior to the Corporate Transaction and (3) individuals who were members of the Incumbent Board will constitute at least a majority of the board of directors of the corporation resulting from such Corporate Transaction; or

            (iv) The approval by the stockholders of the Company of a complete liquidation or dissolution of the Company;

Notwithstanding the foregoing, so long as Onex beneficially owns more than 50% of the combined voting power of the Outstanding Company Voting Securities, no Change of Control shall be deemed to have occurred.

            "Change of Control Price" shall mean the highest cash purchase price per share of Class A Common Stock paid in a Corporate Transaction.

            "Class A Common Stock" shall mean the Class A Common Stock, par value $0.01 per share, of the Company.

            "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations thereunder.

            "Common Stock" shall mean, collectively, the Company's shares of Class B Common Stock, par value $.01 per share, and Class A Common Stock.

            "Company" shall mean ProSource, Inc., a Delaware corporation.

            "Disability" shall mean any illness or other physical or mental condition of a Participant that renders the Participant incapable of performing his customary and usual duties as a director of the Company, or any medically determinable illness or other physical or mental condition resulting from a bodily injury, disease or mental disorder which is expected to be permanent and continuous in nature.

            "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations thereunder.

            "Fair Market Value" of a share of Class A Common Stock shall mean the average closing price of shares of the Class A Common Stock for the five trading days immediately preceding the applicable date on (i) the Nasdaq National Market, if the Class A Common Stock is then listed on such exchange,
(ii) if the Class A Common Stock is not listed on the Nasdaq National Market, on the principal national stock exchange on which the Class A Common Stock is then listed or (iii) if not listed on any national exchange, as reported by NASDAQ. If the Class A Common Stock is not then listed on any national stock exchange or reported by NASDAQ, then the Fair Market Value shall be determined in any reasonable manner approved by the Committee.

            "Fees" shall mean the annual retainer fee payable to a Participant in connection with his or her service on the Board for any Plan Fiscal Year of the Company.

            "Onex" shall mean, collectively, Onex Corporation and its affiliates.

            "Participant" shall mean any person who has been granted a Stock Option under the Plan.

            "Plan" shall mean the ProSource, Inc. 1997 Directors Stock Option Plan.

            "Plan Fiscal Year" shall mean (i) the period beginning upon effectiveness of the Plan and ending on the December 31 immediately following and (ii) thereafter, each calendar year during which the Plan is effective.

            "Stock Option" shall mean a non-qualified stock option, which is further defined as any right to acquire Class A Common Stock which does not qualify as an "incentive stock option" as defined under the Code.

            SECTION 3. ELIGIBILITY

            Each member of the Board who is not an employee of the Company, any subsidiary of the Company or Onex.

            SECTION 4. SHARES SUBJECT TO THE PLAN

            The number of shares of Class A Common Stock which shall be available for use under the Plan shall be 100,000, subject to adjustment pursuant to Section 12 hereunder. The shares issued under the Plan may be authorized and unissued shares or issued shares heretofore or hereafter acquired and held as treasury shares.

            SECTION 5. DURATION OF PLAN

            Unless earlier terminated pursuant to Section 10 hereof, this Plan shall automatically terminate on, and no grants or elections may be made after December 31, 2007.

            SECTION 6. ADMINISTRATION

            The Plan shall be administered under the direction of the Board or any committee thereof so designated by the Board; provided, however, that the Board or any such committee shall have no authority to administer the Plan with respect to selection of Participants under the Plan or the timing, pricing or amounts of any grants.

            SECTION 7. STOCK OPTIONS IN LIEU OF FEES

            (a) Each Participant who, prior to the first day of any Plan Fiscal Year, files with the Company an irrevocable election (an "Election") concerning the Fees to be earned in such Plan Fiscal Year, may receive in lieu of all or any portion of such Fees (but, with respect to any such portion, only in increments of 25% or a multiple thereof (the "Election Percentage")), as so designated by the Participant, a Stock Option exercisable for a number of shares of Class A Common Stock equal to the Fees payable in such Plan Fiscal Year divided by $4.00 (or, if so designated by the Participant, such lesser number of shares equal to such amount multiplied by the Election Percentage). With respect to Fees payable in the Plan Fiscal Year in which the Plan becomes effective, the election to receive a Stock Option in lieu of Fees may be made at any time prior to such effectiveness. In the case of any Participant elected to the Board during a Plan Fiscal Year, such Participant's Election shall be filed with the Company prior to such Participant's election as a director.

            (b) The exercise price for such Stock Option shall be equal to $4.00 per share below the Fair Market Value of a share of Class A Common Stock on the date of grant; provided, however, that in no event shall the exercise price of such Stock Option be less than 50% of the Fair Market Value of a share of Class A Common Stock on the date of the grant.

            (c) The date of grant of a Stock Option pursuant to this Section 7 shall be the date of the annual meeting of stockholders of the Corporation.

            (d) A Stock Option granted pursuant to this Section 7 shall vest and be exercisable on the day prior to the date of the next annual meeting of stockholders after the date of grant (the "Vesting Date"). In the event that a Participant is not a member of the Board on the Vesting Date, any Stock Option held by the Participant which has not become vested and exercisable as of such time shall expire without vesting.

            (e) The term of exercisability for a Stock Option granted under this
Section 7 shall be ten (10) years, subject to Section 12.

            (f) The remaining terms and conditions of each such Stock Option shall be as set forth in this Plan and in the form of Stock Option Agreement used in connection with this Plan.

            SECTION 8. TRANSFERABILITY

            Stock Options may not be assigned, transferred, pledged or hypothecated, and shall not be subject to execution, attachment or similar process, other than by will or by operation of applicable laws of descent and distribution or pursuant to a domestic relations order or qualified domestic relations order as such terms are defined by the Code or ERISA.

            SECTION 9. AMENDMENT

            The Plan may be amended by the Board; provided, however, that (a) no amendment shall be made that would impair prior rights of a Participant without his or her consent; (b) no such amendment shall be effective without the approval of a majority of the votes cast by holders of shares of Common Stock present or represented, and entitled to vote, at a meeting held for such purpose, if such amendment would (i) materially increase the benefits accruing to Participants under the Plan, (ii) materially increase the number of securities which may be issued under the Plan, or (iii) materially modify the requirements as to eligibility for participation in the Plan; and (c) no amendment shall be made which would prevent a Participant's participation in the Plan from being entitled to an exemption from Section 16(b) of the Act.

            SECTION 10. TERMINATION

            The Plan may be terminated at any time by the Board or by the approval by a majority of the votes cast by holders of shares of Common Stock present or represented, and entitled to vote, at a meeting held for such purpose.

            SECTION 11. WITHHOLDING TAXES

            No later than the date as of which an amount first becomes includible in the gross income of the Participant for Federal income tax purposes with respect to exercise of any Stock Option granted under the Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any Federal, state, local or foreign taxes of any kind required by law to be withheld. Such withholding obligations may be settled with Class A Common Stock, including Class A Common Stock that is received upon the exercise of the Stock Option that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional upon such payment or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant. The Company may establish such procedures as it deems appropriate, including the making of irrevocable elections or the timing of the use of Class A Common Stock, for the settlement of its withholding obligations.

            SECTION 12. TERMINATION OF STOCK OPTION

            In connection with a Participant's termination of membership on the Board, a Stock Option shall terminate at the earliest of the following circumstances:

            (a) The date that is three (3) months after the Participant's termination, for any reason other than as provided in paragraph (ii), (iii) or
(iv) or below;

            (b) The date that is twelve (12) months after termination due to death or Disability, but in no event later than the date the Stock Option would have expired under Section 7(e); and

            (c) The date the Participant is terminated for Cause.

            SECTION 13. EFFECT OF CHANGE OF CONTROL

            Notwithstanding any other provision of the Plan to the contrary, in the event if a Change of Control, any Stock Options outstanding and not then exercisable and vested as of the date such Change of Control is determined to have occurred, shall become fully exercisable and vested to the full extent of the original grant. During the 60-day period from and after a Change of Control (the "Exercise Period"), a Participant who holds a Stock Option shall have the right, in lieu of the payment of the exercise price for the shares of Class A Common Stock being purchased under the Stock Option and by giving notice to the Company, to elect (within the Exercise Period) to surrender all or part of a Stock Option to the Company and to receive cash, within 30 days of such notice, in an amount equal to the amount by which the Change of Control Price per share of Common Stock on the date of such election exceeds the exercise price per share of Class A Common Stock under the Stock Option multiplied by the number of shares of Class A Common Stock granted under the Stock Option as to which the right granted under this Section shall have been exercised.

            SECTION 14. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

            In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, extraordinary distribution with respect to Class A Common Stock or other change in corporate structure affecting the Class A Common Stock, the Board may make such substitution or adjustments in the aggregate number and kind of shares reserved for issuance under the Plan, in the number, kind and exercise price of shares subject to outstanding Stock Options to be granted under the Plan and/or such other substitution or adjustments in the consideration receivable upon exercise as it may determine to be appropriate in its sole discretion; provided, however, that the number of shares subject to any Stock Option shall always be a whole number.

            SECTION 15. REGULATORY MATTERS

            The Plan is intended to be construed so that participation in the Plan will be exempt from Section 16(b) of the Act, pursuant to Rule 16b-3 promulgated thereunder, as may be further amended or interpreted by the Securities and Exchange Commission. In the event that any provision of the Plan shall be deemed not to be in compliance with the Rules in order to enjoy the exemption from the Act, such provision shall be deemed of no force or effect and the remaining provisions of the Plan shall remain in effect.

            SECTION 16. EFFECTIVENESS OF PLAN

            The Plan shall become effective as of the date its adoption by the Board is approved by a majority of the votes cast by holders of shares of Common Stock present or represented, and entitled to vote, at a meeting held for such purpose.